MERRILL LYNCH
HIGH INCOME
MUNICIPAL BOND
FUND, INC.



FUND LOGO



Semi-Annual Report
February 29, 2000


This report, including the financial information herein, is transmitted to the shareholders of Merrill Lynch High Income Municipal Bond Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.





Merrill Lynch High Income
Municipal Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


Merrill Lynch High Income Municipal Bond Fund, Inc.


DEAR SHAREHOLDER

For the six months ended February 29, 2000, Merrill Lynch High Income Municipal Bond Fund, Inc. earned $0.276 per share income dividends, representing a net annualized yield of 5.77%, based on a month-end per share net asset value of $9.61. During the same period, the Fund's total investment return was -3.47%, based on a change in per share net asset value from $10.24 to $9.61, and assuming reinvestment of $0.277 per share income dividends.


The Municipal Market Environment
Throughout most of the period ended February 29, 2000, US fixed-income interest rates were under pressure as domestic economic growth remained robust and rising commodity prices, especially oil, rekindled investor concerns regarding a reemergence of inflationary pressures. US economic growth, in part intensified by Year 2000
(Y2K) preparations, grew at a 6.9% rate in the fourth quarter of 1999 and at a 4.4% annual rate for all of 1999.

However, despite these significant growth rates, no price measure indicator has shown any considerable signs of pressures at either the consumer level or from labor, despite the lowest unemployment rates since January 1970. Given no signs of an economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in August and November 1999 and again in early February 2000. In each instance, the Federal Reserve Board cited both the continued growth of US employment and the impressive strength of the US equity markets as reasons for attempting to moderate US economic growth before inflationary price increases are realized. In this environment, long-term US Treasury bond yields rose almost 60 basis points (0.60%) by mid-January 2000 to 6.75%, their highest yield level since June 1997.

However, in late January and early February 2000, the US Treasury announced that it intended to use present and future surpluses to purchase existing high-coupon debt, as well as to limit future issuance of longer maturity debt. While complete details have not been released, we expect the reduced supply of long-term US Treasury bonds to be significant and easily exceed demand on the part of the world's financial institutions and governments. US Treasury bond prices began rising as investors began hoarding what is expected to become a scarce commodity. While US Treasury yields have remained high through the past ten years, the yield on 30-year US Treasury bonds fell dramatically, by declining more than 50 basis points to end the period at 6.14%.

The municipal bond market has also been under pressure throughout the entire period. By mid-January 2000, yields on long-term, uninsured revenue bonds rose more than 50 basis points to 6.35%, as measured by the Bond Buyer Revenue Bond Index. While some states such as California and Maryland have announced that their present and expected budget surpluses will allow for the cancellation and/or postponement of expected bond issuance, the municipal bond market has been unable to match the sort of price improvement that US Treasury bonds have shown in recent weeks. Municipal bonds yields declined approximately 10 basis points to 6.24% by February 29, 2000. During the last few months, long-term tax-exempt bond yields rose more than 40 basis points to their highest level since August 1995.

The relative underperformance of the municipal bond market in recent months has been especially disappointing given the strong technical position the tax-exempt bond market has enjoyed. The issuance of long-term tax-exempt securities has dramatically declined. Over the last year, $212 billion in new long-term municipal securities was issued, a decline of more than 20% compared to the same period a year earlier. For the three months ended February 29, 2000, less than $40 billion in new tax-exempt bonds was underwritten, a decline of more than 30% compared to the February 28, 1999 quarter. Thus far in 2000, total bond issuance volume is less than $20 billion, a decline of more than 40% compared to the first two months of 1999.


Merrill Lynch High Income Municipal Bond Fund, Inc.
February 29, 2000


Despite receiving more than $30 billion in coupon payments, bond maturities and the proceeds from early bond redemptions coupled with the highest municipal bond yields in three years, overall investor demand has diminished. Long-term municipal bond mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. Over the last six months, tax-exempt mutual funds have had net redemptions of approximately $9 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses and anticipated losses incurred from a series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been attracted to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90%, found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced repeatedly to raise municipal bond yields in an attempt to attract adequate demand.

However, the recent relative underperformance of the municipal bond market has resulted in the opportunity for long-term investors to purchase tax-exempt issues whose yields are in excess of taxable US Treasury securities. At February 29, 2000, long-term uninsured municipal revenue bond yields were 101.5% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities, and US Government agency issues have all accelerated debt issuance. This acceleration occurred largely to avoid issuing securities at year-end and thereby avoid any associated potential Y2K problems. However, this increased issuance also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, we believe that the pace of non-US Government debt is likely to slow significantly. As the supply of this debt declines, many institutional investors are likely to return to the municipal bond market and the attractive yield ratios available. Furthermore, with the potential scarcity of longer maturity debt, the attractiveness of the US municipal bond market should be further enhanced.

Any significantly lower municipal bond yields are still likely to require weaker US employment growth and consumer spending. The tightening actions taken in recent months by the Federal Reserve Board, as well as those expected in March and perhaps May 2000, should eventually slow US economic growth. The recent decline in US home sales is perhaps the first sign that consumer spending is being slowed by higher interest rates. Until further signs develop, it is likely that the municipal bond market's current favorable technical position will dampen significant tax-exempt interest rate volatility and provide a stable environment for an eventual improvement in municipal bond prices.


Portfolio Strategy
The volatility that characterized the municipal market during the six months ended February 29, 2000 stands in sharp contrast to the relative stability that typified the environment for the prior six months. The degree and suddenness of the decline caught many investors by surprise since few anticipated the extent to which tax-exempt yields would climb relative to their taxable counterparts. Much emphasis was placed on the favorable implications of a sharp reduction in new-issue supply coupled with vigorous retail investor demand. Instead, institutional selling proved to be the market's undoing as both mutual funds and casualty insurers moved aggressively to liquidate tax-exempt holdings. Consequently, yields on long-term municipal bonds once again approached 100% of Treasury bond yields, thereby representing one of the more compelling values in the fixed-income marketplace.

Our portfolio strategy remained constant during the period, reflecting our ongoing focus on the generation of income and an emphasis on value investing. We believe that the interests of the Fund's shareholders can best be served in this way rather than by attempting to predict the course of interest rates. As a result, we maintained a fully invested position for most of the six-month period ended February 29, 2000 and expect to keep cash reserves at minimal levels for the foreseeable future. For the most part, our investments during the period resulted from the need to invest proceeds from the early redemption of existing holdings. Credit spreads within the municipal market have been volatile in recent months, affording us the opportunity to lock in attractive yields particularly as liquidity dried up toward year-end. While the illiquidity was in all likelihood related to uncertainty over the century date change, credit spreads could remain under pressure until such time as tax-exempt bonds regain their allure as an asset class. In the meantime, we regard the current environment as an excellent opportunity to pursue our investment strategy and to seek to provide shareholders with an attractive dividend.


Merrill Lynch High Income Municipal Bond Fund, Inc.
February 29, 2000


In Conclusion
We appreciate your ongoing interest in Merrill Lynch High Income
Municipal Bond Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Theodore R. Jaeckel, Jr.)
Theodore R. Jaeckel, Jr.
Vice President and Portfolio Manager



(John M. Loffredo)
John M. Loffredo
Vice President and Portfolio Manager



March 28, 2000




ABOUT INVERSE FLOATERS

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, interest rates on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.




Merrill Lynch High Income Municipal Bond Fund, Inc.
February 29, 2000

SCHEDULE OF INVESTMENTS                                                                               (in Thousands)
               S&P     Moody's    Face
State        Ratings   Ratings   Amount                       Issue                                             Value
Alabama--1.6%   B       NR*     $ 1,000     Brewton, Alabama, IDB, PCR, Refunding (Container
                                            Corporation of America Project), 8% due 4/01/2009                   $  1,040
                CCC     Ca        5,285     Mobile, Alabama, IDB, Solid Waste Disposal Revenue
                                            Refunding Bonds (Mobile Energy Services Co. Project),
                                            6.95% due 1/01/2020                                                    1,720

Arizona--6.2%   B+      Ba3       3,000     Coconino County, Arizona, Pollution Control Corporation
                                            Revenue Refunding Bonds (Tucson Electric Power--Navajo),
                                            AMT, Series A, 7.125% due 10/01/2032                                   2,955
                NR*     B1        4,600     Phoenix, Arizona, IDA, Airport Facility Revenue Refunding
                                            Bonds (America West Airlines Inc.), AMT, 6.30% due 4/01/2023           4,065
                NR*     NR*       1,235     Pima County, Arizona, IDA, Industrial Revenue Bonds (La
                                            Hacienda Project), 9.50% due 12/01/2016                                1,339
                B+      Ba3       1,500     Pima County, Arizona, IDA, Industrial Revenue Refunding Bonds
                                            (Tucson Electric Power Company Project), Series C, 6%
                                            due 9/01/2029                                                          1,275
                                            Sedona, Arizona, Wastewater Municipal Property Corporation,
                                            Excise Tax Revenue Refunding Bonds (d):
                AAA     NR*       1,510       5.20%** due 7/01/2021                                                  425
                AAA     NR*       1,310       5.24%** due 7/01/2023                                                  325

California--    AAA     Aaa      10,000     Foothill/Eastern Corridor Agency, California, Toll Road Revenue
4.7%                                        Bonds, Series A, 5.775%** due 1/01/2028 (a)(b)                         1,845
                NR*     NR*       1,500     Long Beach, California, M/F Housing Redevelopment Agency
                                            Revenue Bonds (Pacific Court Apartments), AMT, Issue B,
                                            6.80% due 9/01/2013 (e)                                                  930
                AAA     NR*       5,865     Los Angeles, California, Department of Water and Power, Electric
                                            Plant Revenue Bonds, RIB, Series 144, 7.56% due 6/15/2029 (b)(h)       5,149


PORTFOLIO ABBREVIATIONS


To simplify the listings of Merrill Lynch High Income Municipal Bond Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT        Alternative Minimum Tax (subject to)
EDA        Economic Development Authority
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDB        Industrial Development Board
IDR        Industrial Development Revenue Bonds
INFLOS     Inverse Floating Rate Municipal Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
S/F        Single-Family
VRDN       Variable Rate Demand Notes


Merrill Lynch High Income Municipal Bond Fund, Inc.
February 29, 2000

SCHEDULE OF INVESTMENTS (continued)                                                                    (in Thousands)
               S&P     Moody's    Face
State        Ratings   Ratings   Amount                       Issue                                             Value
Colorado--5.7%  NR*     NR*     $ 1,700     Colorado Post-Secondary Educational Facilities Authority
                                            Revenue Bonds (Colorado Ocean Journey Inc. Project),
                                            8.30% due 12/01/2017                                                $  1,880
                BBB+    Baa1      2,000     Denver, Colorado, City and County Airport Revenue Bonds, AMT,
                                            Series D, 7.75% due 11/15/2013                                         2,291
                NR*     NR*       3,000     Denver, Colorado, Urban Renewal Authority, Tax Increment and
                                            Allocation Bonds, AMT, 7.75% due 9/01/2017                             3,170
                                            San Miguel County, Colorado, GO, Refunding (Mountain Village
                                            Metropolitan District):
                NR*     NR*       1,350       8.10% due 12/01/2002 (f)                                             1,472
                NR*     NR*         650       8.10% due 12/01/2011                                                   696

Connecticut--   NR*     NR*       1,500     Connecticut State Health and Educational Facilities Authority
1.9%                                        Revenue Bonds (Edgehill Issue), Series A, 6.875% due 7/01/2027         1,387
                NR*     B1        1,805     New Haven, Connecticut, Facility Revenue Bonds (Hill Health
                                            Corporation Project), 9.25% due 5/01/2017                              1,889

Florida--2.7%   NR*     NR*         970     Florida, Arbor Greene Community Development District, Special
                                            Assessment Revenue Bonds, 7.60% due 5/01/2018                          1,010
                NR*     NR*       1,000     Florida, Grand Haven Community Development District, Special
                                            Assessment Bonds, Series B, 6.90% due 5/01/2019                          979
                NR*     NR*       3,000     Orlando, Florida, Special Assessment Bonds (Conroy Road
                                            Interchange Project), Series A, 5.80% due 5/01/2026                    2,567

Georgia--1.2%   NR*     NR*       1,895     Atlanta, Georgia, Urban Residential Finance Authority, M/F
                                            Mortgage Revenue Bonds (Northside Plaza Apartments Project),
                                            AMT, 9.75% due 11/01/2020                                              1,966

Illinois--6.6%  BBB-    Baa1      4,000     Chicago, Illinois, O'Hare International Airport, Special Facility
                                            Revenue Refunding Bonds (American Airlines Inc. Project),
                                            8.20% due 12/01/2024                                                   4,360
                NR*     NR*       3,195     Illinois Development Finance Authority, Primary Health Care
                                            Centers Facilities, Acquisition Program Revenue Bonds, 7.75%
                                            due 12/01/2016                                                         3,442
                NR*     NR*       2,000     Illinois Educational Facilities Authority, Revenue Refunding
                                            Bonds (Chicago Osteopathic Health System), 7.25% due
                                            11/15/2019 (f)                                                         2,286
                BBB     NR*       1,000     Lansing, Illinois, Tax Increment Revenue Refunding Bonds
                                            (Sales Tax--Landings Redevelopment), 7% due 12/01/2008                 1,050

Indiana--2.1%   A+      NR*       1,500     Indiana Bond Bank Revenue Bonds, Special Hospital Program
                                            (Hendricks Community Hospital), Series A, 7.125% due 4/01/2013         1,571
                NR*     NR*       2,000     Indianapolis, Indiana, M/F Revenue Bonds (Lake Nora Fox Club
                                            Project), Series B, 7.50% due 10/01/2029                               1,926

Iowa--1.1%      NR*     NR*       1,500     Iowa Finance Authority, Health Care Facilities Revenue Refunding
                                            Bonds (Care Initiatives Project), 9.25% due 7/01/2025                  1,791

Kentucky--3.5%  NR*     NR*       1,850     Kenton County, Kentucky, Airport Board, Special Facilities Revenue
                                            Bonds (Mesaba Aviation Inc. Project), AMT, Series A, 6.70%
                                            due 7/01/2029                                                          1,741
                AAA     Aaa       3,700     Louisville, Kentucky, Hospital Revenue Refunding Bonds, INFLOS,
                                            9.572% due 10/01/2014 (d)(h)                                           4,084





Merrill Lynch High Income Municipal Bond Fund, Inc.
February 29, 2000

SCHEDULE OF INVESTMENTS (continued)                                                                    (in Thousands)
               S&P     Moody's    Face
State        Ratings   Ratings   Amount                       Issue                                             Value
Louisiana--1.8% CC      NR*     $ 3,000     Port New Orleans, Louisiana, IDR, Refunding (Continental Grain
                                            Company Project), 7.50% due 7/01/2013                               $  3,045

Maryland--3.0%  NR*     NR*       5,000     Maryland State Energy Financing Administration, Limited
                                            Obligation Revenue Bonds (Cogeneration-AES Warrior Run),
                                            AMT, 7.40% due 9/01/2019                                               5,109

Massachusetts   NR*     NR*       1,145     Boston, Massachusetts, Industrial Development Financing
--6.6%                                      Authority, Solid Waste Disposal Facility Revenue Bonds (Jet-A-Way
                                            Project), AMT, 10.50% due 1/01/2011                                    1,218
                NR*     NR*       1,475     Massachusetts State Health and Educational Facilities Authority
                                            Revenue Bonds (New England Memorial Hospital Project), Series C,
                                            7% due 4/01/2014 (e)                                                     371
                NR*     Ca        2,745     Massachusetts State Health and Educational Facilities Authority,
                                            Revenue Refunding Bonds (New England Memorial Hospital),
                                            Series B, 6.125% due 7/01/2013 (e)                                       690
                AAA     Ba1       1,600     Massachusetts State Industrial Finance Agency Revenue Bonds
                                            (Vinfen Corporation), 7.10% due 11/15/2003 (f)                         1,747
                NR*     Aaa       1,675     Massachusetts State Industrial Finance Agency, Revenue Refunding
                                            Bonds (Bay Cove Human Services Inc.), 8.375% due 4/01/2004 (f)         1,874
                NR*     NR*       5,000     Massachusetts State Port Authority, Special Project Revenue Bonds
                                            (Harborside Hyatt Project), AMT, 10% due 3/01/2026                     5,253

Mississippi--   NR*     NR*       2,275     Mississippi Development Bank, Special Obligation Revenue
1.3%                                        Refunding Bonds (Diamond Lakes Utilities), Series A, 6.25%
                                            due 12/01/2017                                                         2,144

Nevada--1.1%    BBB+    Baa1      2,500     Henderson, Nevada, Health Care Facility Revenue Bonds
                                            (Catholic Healthcare West--Saint Rose Dominican Hospital),
                                            5.375% due 7/01/2026                                                   1,891

New Jersey--                                Camden County, New Jersey, Improvement Authority, Lease
14.3%                                       Revenue Bonds (Holt Hauling & Warehousing), AMT, Series A:
                BB-     NR*       4,600       9.625% due 1/01/2011                                                 5,089
                BB-     NR*       2,000       9.875% due 1/01/2021                                                 2,236
                CCC     B2        4,000     Camden County, New Jersey, Pollution Control Financing Authority,
                                            Solid Waste Resource Recovery Revenue Bonds, Series D, 7.25%
                                            due 12/01/2010                                                         3,777
                CCC     B2        6,000     Camden County, New Jersey, Pollution Control Financing Authority,
                                            Solid Waste Resource Recovery Revenue Refunding Bonds, AMT,
                                            Series A, 7.50% due 12/01/2010                                         5,637
                NR*     NR*       3,000     New Jersey EDA, Economic Development Revenue Bonds
                                            (Glimcher Properties LP Project), AMT, 6% due 11/01/2028               2,675
                NR*     NR*       1,500     New Jersey EDA, IDR, Refunding (Newark Airport Marriott Hotel),
                                            7% due 10/01/2014                                                      1,515
                BBB-    NR*       1,500     New Jersey EDA, Revenue Bonds, First Mortgage (Fellowship
                                            Village Project), Series C, 5.50% due 1/01/2028                        1,154
                BBB-    Baa3      2,000     New Jersey Health Care Facilities Financing Authority, Revenue
                                            Refunding Bonds (Trinitas Hospital Obligation Group), 7.375%
                                            due 7/01/2015                                                          1,974



Merrill Lynch High Income Municipal Bond Fund, Inc.
February 29, 2000

SCHEDULE OF INVESTMENTS (continued)                                                                    (in Thousands)
               S&P     Moody's    Face
State        Ratings   Ratings   Amount                       Issue                                             Value
New Mexico--    B+      Ba3     $ 1,000     Farmington, New Mexico, PCR, Refunding (Tucson Electric
0.6%                                        Power Co.--San Juan Project), Series A, 6.95% due 10/01/2020        $    978

New York--2.1%                              Utica, New York, GO, Public Improvement:
                CCC     B2          635       8.50% due 8/15/2007                                                    698
                CCC     B2          635       8.50% due 8/15/2008                                                    699
                CCC     B2          500       8.50% due 8/15/2009                                                    551
                CCC     B2          500       8.50% due 8/15/2010                                                    551
                CCC     B2          500       8.50% due 8/15/2011                                                    551
                CCC     B2          500       8.50% due 8/15/2012                                                    550

Ohio--4.1%      NR*     Ba2       6,800     Cleveland, Ohio, Airport Special Revenue Refunding Bonds
                                            (Continental Airlines Inc. Project), AMT, 5.70% due 12/01/2019         5,796
                AAA     Aaa       1,050     Ohio HFA, S/F Mortgage Revenue Bonds, RIB, AMT, Series A,
                                            9.466% due 3/24/2031 (c)(h)                                            1,109

Oregon--1.5%    NR*     NR*       1,000     Western Generation Agency, Oregon, Cogeneration Project Revenue
                                            Bonds (Wauna Cogeneration Project), AMT, Series B, 7.40% due
                                            1/01/2016                                                              1,031
                B       NR*       1,455     Yamhill County, Oregon, PCR, Refunding (Smurfit Newsprint
                                            Corporation Project), 8% due 12/01/2003                                1,504

Pennsylvania--  NR*     NR*       1,000     Lehigh County, Pennsylvania, General Purpose Authority, Revenue
10.4%                                       Refunding Bonds (Kidspeace Obligation Group), 6% due 11/01/2023          834
                BBB-    NR*       5,000     McKean County, Pennsylvania, Hospital Authority, Hospital Revenue
                                            Bonds (Bradford Hospital Project), 8.875% due 10/01/2020               5,223
                                      5     Northhampton Pulp LLC (a)(e)(g)                                          672
                NR*     NR*       3,270     Pennsylvania Economic Development Financing Authority,
                                            Exempt Facilities Revenue Bonds (National Gypsum Company),
                                            AMT, Series A, 6.25% due 11/01/2027                                    2,964
                NR*     NR*       5,000     Philadelphia, Pennsylvania, Authority for IDR, Commercial
                                            Development, AMT, 7.75% due 12/01/2017                                 5,243
                NR*     NR*       3,125     Philadelphia, Pennsylvania, Authority for Industrial Development,
                                            Health Care Facility Revenue Refunding Bonds (Paul's Run),
                                            Series A, 5.875% due 5/15/2028                                         2,490

South           BBB     NR*       2,000     South Carolina Jobs, EDA, Economic Development Revenue Bonds
Carolina--1.4%                              (Westminster Presbyterian Center), 7.75% due 11/15/2030                1,972
                NR*     NR*         500     South Carolina Jobs, EDA, Health Facilities Revenue Bonds,
                                            First Mortgage (Lutheran Homes Project), 6.625% due 5/01/2028            463

Texas--1.6%     A1+     NR*         100     Harris County, Texas, Health Facilities Development Corporation,
                                            Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN,
                                            3.85% due 12/01/2025 (i)                                                 100
                BB      Ba1       3,000     Houston, Texas, Airport System Revenue Bonds (Special Facilities--
                                            Continental Airlines), AMT, Series C, 6.125% due 7/15/2027             2,597

Utah--1.9%      NR*     NR*       3,200     Tooele County, Utah, PCR, Refunding (Laidlaw Environmental),
                                            AMT, Series A, 7.55% due 7/01/2027                                     3,199

Vermont--0.9%   NR*     NR*       1,450     Vermont Educational and Health Buildings Financing Agency,
                                            Revenue Refunding Bonds (College of Saint Joseph Project),
                                            8.50% due 11/01/2024                                                   1,582



Merrill Lynch High Income Municipal Bond Fund, Inc.
February 29, 2000

SCHEDULE OF INVESTMENTS (concluded)                                                                    (in Thousands)
               S&P     Moody's    Face
State        Ratings   Ratings   Amount                       Issue                                             Value
Virginia--8.6%  NR*     NR*     $ 4,560     Peninsula Ports Authority, Virginia, Revenue Refunding Bonds
                                            (Port Facility--Zeigler Coal), 6.90% due 5/02/2022                  $  3,756
                NR*     NR*       2,000     Pittsylvania County, Virginia, IDA, Revenue Refunding Bonds,
                                            Exempt-Facility, AMT, Series A, 7.50% due 1/01/2014                    2,051
                                            Pocahontas Parkway Association, Virginia, Toll Road
                                            Revenue Bonds:
                NR*     Ba1       5,500       1st Tier, Sub-Series C, 6.25%** due 8/15/2027                          669
                NR*     Ba1       9,000       1st Tier, Sub-Series C, 6.25%** due 8/15/2035                          593
                BBB-    Baa3     48,400       Senior Series B,  5.95%** due 8/15/2031                              5,041
                NR*     NR*       2,500     Virginia, Community Development Authority, Special Assessment
                                            Tax (Dulles Town Center Project), 6.25% due 3/01/2026                  2,316

Total Investments (Cost--$176,588)--98.5%                                                                        165,808

Other Assets Less Liabilities--1.5%                                                                                2,480
                                                                                                                --------
Net Assets--100.0%                                                                                              $168,288
                                                                                                                ========


(a)Escrowed to maturity.
(b)FSA Insured.
(c)GNMA Collateralized.
(d)MBIA Insured.
(e)Non-income producing security.
(f)Prerefunded.
(g)Represents an equity interest in the reorganization of Ponderosa Fibres PA. The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(h)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at February 29, 2000.
(i)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at February 29, 2000.
  *Not Rated.
 **Represents a zero coupon; the interest rate shown is the effective yield at the time of purchase by the Fund.

   See Notes to Financial Statements.


QUALITY PROFILE

The quality ratings of securities in the Fund as of February 29,
2000 were as follows:
                                   Percent of
S&P Rating/Moody's Rating          Net Assets

AAA/Aaa                                9.8%
A/A                                    0.9
BBB/Baa                               14.8
BB/Ba                                 13.2
B/B                                   12.8
CCC/Caa                                1.0
CC/Ca                                  2.2
NR (Not Rated)                        43.7
Other++                                0.1

[FN]
++Temporary investments in short-term municipal securities.



Merrill Lynch High Income Municipal Bond Fund, Inc.
February 29, 2000


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of February 29, 2000
Assets:             Investments, at value (identified cost--$176,587,519)                                   $165,807,609
                    Cash                                                                                          53,696
                    Receivables:
                      Interest                                                             $  3,392,721
                      Securities sold                                                         1,631,057
                      Capital shares sold                                                        35,004        5,058,782
                                                                                           ------------
                    Prepaid registration fees and other assets                                                    17,301
                                                                                                            ------------
                    Total assets                                                                             170,937,388
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    1,960,640
                      Dividends to shareholders                                                 320,412
                      Investment adviser                                                        104,590
                      Administration                                                             27,524        2,413,166
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       235,772
                                                                                                            ------------
                    Total liabilities                                                                          2,648,938
                                                                                                            ------------

Net Assets:         Net assets                                                                              $168,288,450
                                                                                                            ============

Net Assets          Common stock, $.10 par value, 200,000,000 shares authorized                             $  1,751,196
Consist of:         Paid-in capital in excess of par                                                         183,696,409
                    Accumulated realized capital loss on investments--net                                     (3,228,383)
                    Accumulated distributions in excess of realized capital
                    gains--net                                                                                (3,150,862)
                    Unrealized depreciation on investments--net                                              (10,779,910)
                                                                                                            ------------
                    Net assets--Equivalent to $9.61 per share based on
                    17,511,962 shares of capital outstanding                                                $168,288,450
                                                                                                            ============

                    See Notes to Financial Statements.



Merrill Lynch High Income Municipal Bond Fund, Inc.
February 29, 2000


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                       February 29, 2000
Investment Income   Interest and amortization of premium and discount earned                                $  6,726,430
(Note 1d):

Expenses:           Investment advisory fees                                               $    899,584
                    Administrative fees                                                         236,733
                    Transfer agent fees                                                          55,981
                    Professional fees                                                            48,696
                    Registration fees                                                            38,288
                    Advertising                                                                  36,766
                    Printing and shareholder reports                                             34,742
                    Directors' fees and expenses                                                 14,406
                    Custodian fees                                                               10,537
                    Pricing services                                                              8,026
                    Accounting services                                                           5,827
                    Other                                                                         4,462
                                                                                           ------------

                    Total expenses                                                                             1,394,048
                                                                                                            ------------
                    Investment income--net                                                                     5,332,382
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (3,228,383)
Unrealized          Change in unrealized depreciation on investments--net                                     (9,023,009)
Loss on                                                                                                     ------------
Investments--Net:   Net Decrease in Net Assets Resulting from Operations                                    $ (6,919,010)
                                                                                                            ============


                    See Notes to Financial Statements.


Merrill Lynch High Income Municipal Bond Fund, Inc.
February 29, 2000


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                            For the Six        For the
                                                                                            Months Ended      Year Ended
                                                                                            February 29,      August 31,
Increase (Decrease) in Net Assets:                                                              2000             1999
Operations:         Investment income--net                                                 $  5,332,382     $ 11,419,261
                    Realized losson investments--net                                         (3,228,383)        (569,093)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         (9,023,009)     (17,755,283)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from operations                     (6,919,010)      (6,905,115)
                                                                                           ------------     ------------

Dividends &         Investment income--net                                                   (5,332,382)     (11,419,261)
Distributions to    Realized gain on investments--net                                                --       (3,642,201)
Shareholders:       In excess of realized gain on investments--net                                   --       (3,150,862)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (5,332,382)     (18,212,324)
                                                                                           ------------     ------------

Capital Share       Net decrease in net assets derived from capital shares
Transactions:       transactions                                                            (21,033,900)      (7,021,727)
                                                                                           ------------     ------------


Net Assets:         Total decrease in net assets                                            (33,285,292)     (32,139,166)
                    Beginning of period                                                     201,573,742      233,712,908
                                                                                           ------------     ------------
                    End of period                                                          $168,288,450     $201,573,742
                                                                                           ============     ============

                    See Notes to Financial Statements.



Merrill Lynch High Income Municipal Bond Fund, Inc.
February 29, 2000


FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived            For the Six
from information provided in the financial statements.               Months Ended
                                                                     February 29,      For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                                  2000      1999      1998      1997       1996
Per Share           Net asset value, beginning of period              $  10.24   $  11.46  $  11.34  $  10.94   $  10.97
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .28        .55       .61       .65        .66
                    Realized and unrealized gain (loss) on
                    investments--net                                      (.63)      (.89)      .32       .44       (.03)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      (.35)      (.34)      .93      1.09        .63
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.28)      (.55)     (.61)     (.65)      (.66)
                      Realized gain on investments--net                     --       (.18)     (.20)     (.04)        --
                      In excess of realized gain on investments--net        --       (.15)       --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.28)      (.88)     (.81)     (.69)      (.66)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.61   $  10.24  $  11.46  $  11.34   $  10.94
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  (3.47%)++  (3.16%)    8.43%    10.20%      5.81%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.47%*     1.46%     1.48%     1.44%      1.50%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               5.62%*     5.07%     5.37%     5.83%      5.90%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $168,288   $201,574  $233,713  $211,620   $199,552
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                   8.08%     39.53%    36.45%    43.07%     28.54%
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effect of the early withdrawal charge, if any. The Fund is a continuously offered closed-
                    end fund, the shares of which are offered at net asset value.
                    Therefore, no separate market exists.
                  ++Aggregate total investment return.

                    See Notes to Financial Statements.




Merrill Lynch High Income Municipal Bond Fund, Inc.
February 29, 2000


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch High Income Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a continuously offered, non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.


Merrill Lynch High Income Municipal Bond Fund, Inc.
February 29, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)


(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .95% of the Fund's average daily net assets.

The Fund also has entered into an Administrative Services Agreement with MLAM whereby the Fund pays a monthly fee at an annual rate of
 .25% of the Fund's average daily net assets, in return for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

For the six months ended February 29, 2000, Merrill Lynch Funds Distributor ("MLFD"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidary of Merrill Lynch Group, Inc., earned early withdrawal charges of $94,390 relating to the tender of the Fund's shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended February 29, 2000 were $15,007,827 and $37,628,439, respectively.

Net realized losses for the six months ended February 29, 2000 and net unrealized losses as of February 29, 2000 were as follows:

                                     Realized     Unrealized
                                      Losses        Losses

Long-term investments             $(3,228,383)  $(10,779,910)
                                  -----------   ------------
Total                             $(3,228,383)  $(10,779,910)
                                  ===========   ============

As of February 29, 2000, net unrealized depreciation for Federal income tax purposes aggregated $10,779,910, of which $5,084,166 related to appreciated securities and $15,864,076 related to depreciated securities. The aggregate cost of investments at February 29, 2000 for Federal income tax purposes was $176,587,519.

4. Capital Shares Transactions:
Transactions in capital shares were as follows:

For the Six Months Ended                            Dollar
February 29, 2000                     Shares        Amount

Shares sold                           274,318   $  2,717,630
Shares issued to share-
holders in reinvestment
of dividends                          218,116      2,146,110
                                 ------------   ------------
Total issued                          492,434      4,863,740
Shares tendered                    (2,662,986)   (25,897,640)
                                 ------------   ------------
Net decrease                       (2,170,552)  $(21,033,900)
                                 ============   ============


For the Year Ended                                  Dollar
August 31, 1999                       Shares        Amount

Shares sold                         1,231,384   $ 13,670,459
Shares issued to share-
holders in reinvestment of
dividends and distributions           732,001      7,958,787
                                 ------------   ------------
Total issued                        1,963,385     21,629,246
Shares tendered                    (2,680,943)   (28,650,973)
                                 ------------   ------------
Net decrease                         (717,558)  $ (7,021,727)
                                 ============   ============


Merrill Lynch High Income Municipal Bond Fund, Inc.
February 29, 2000


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
ArthurZeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Theodore R. Jaeckel Jr., Vice President
John M. Loffredo, Vice President
Donald C. Burke, Vice President and Treasurer
William E. Zitelli, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863